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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)         April 17, 2001
                                                 -------------------------------

                           CONCUR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                  0-25137                   91-1608052
------------------------------  ---------------        -------------------------
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

     6222 185/th/ Avenue NE
       Redmond, Washington                                       98052
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (425) 702-8808
                                                   -----------------------------
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Item 5:   Other Events
          ------------

          Adoption of Shareholder Rights Plan.
          -----------------------------------

          On April 17, 2001, the Board of Directors (the "Board") of Concur Technologies, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on April 24, 2001 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $13.80, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Wells Fargo N.A., as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

          Amendment of Bylaws
          -------------------

          On April 17, 2001, the Board of the Company amended the Company's Bylaws to inter alia: (i) grant the Board the sole authority to set the date of
          ----- ----
the annual meeting of stockholders; (ii) grant the Board the authority to postpone an annual meeting or cancel a special meeting of the stockholders;
(iii) grant the chair of any meeting of stockholders the authority to adjourn a meeting of stockholders; (iv) allow removal of directors only for cause; and (v) grant the board the authority to take action by written consent, utilizing electronic transmissions.
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Item 7:   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits
               --------

               3.1 Bylaws of the Company, as amended and restated effective April 17, 2001.

               4.1 Rights Agreement dated April 20, 2001, between the Company and Wells Fargo N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of
                                     ---------
                         Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and
                                   ---------
                         as Exhibit C the Summary of Rights to Purchase
                            ---------
                         Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 23, 2001.)

               99.1      Press release of the Company dated April 23, 2001.

                                       3
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2001

                                        CONCUR TECHNOLOGIES, INC.

                                        By:   /s/ Stephen A. Yount
                                            ------------------------------------
                                              Chief Operating Officer


                                       4
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                                 EXHIBIT INDEX

Exhibit
-------

3.1 Bylaws of the Company, as amended and restated effective April 17, 2001.

4.1 Rights Agreement dated April 20, 2001, between the Company and Wells Fargo N.A., as Rights Agent, which includes as Exhibit A the form of
                                                         ---------
          Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as
                              ---------
          Exhibit C the Summary of Rights to Purchase Preferred Shares.
          ---------
          (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on April 23, 2001.)

99.1      Press release of the Company dated April 23, 2001.